UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       January 26, 1999
                                                  ---------------------

                         THE BLACK & DECKER CORPORATION
             (Exact name of registrant as specified in its charter)

       Maryland                     1-1553                     52-0248090
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)

        Towson, Maryland                                            21286
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:             410-716-3900

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS
The Corporation adopted Statement of Financial Accounting Standards (SFAS) No. 131, Disclosures about Segments of an Enterprise and Related Information, effective December 31, 1998. Selected unaudited supplemental information about the Corporation's business segments for each of the quarters in the year ended December 31, 1998, prepared in accordance with the provisions of SFAS No. 131, has been included as Exhibit 99 to this Current Report on Form 8-K for informational purposes.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99 Selected unaudited supplemental information about the Corporation's business segments for each of the quarters in the year ended December 31, 1998.

                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE BLACK & DECKER CORPORATION

                                         By /s/STEPHEN F. REEVES
                                               ---------------------------
                                               Stephen F. Reeves
                                               Vice President and Controller